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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 12, 2002



                                WorldCom, Inc.

            (Exact Name of Registrant as Specified in its Charter)



     Georgia                       0-11258                   58-1521612
(State or Other Jurisdiction    (Commission File Number     (IRS Employer
      Incorporation)                   Number)               Identification
                                                             Number)

                              500 Clinton Center Drive

                          Clinton, Mississippi 39056

                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (601) 460-5600


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ITEM 5.  OTHER EVENTS.

     On July 12, 2002, the Company issued a press release announcing that at the request of the Securities and Exchange Commission, the United States District Court of the Southern District of New York has entered an order staying for seven business days the previously announced conversion of each outstanding share of MCI Group Common Stock into 1.3594 shares of WorldCom Group Common Stock. Copies of the press release and the Order are filed as Exhibits hereto and incorporated by reference herein.

ITEM 7 (C).  EXHIBITS.

See Exhibit Index.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORLDCOM, INC.



Date:  July 12, 2002            By:  /s/ Michael H. Salsbury
                                     Michael H. Salsbury
                                     Executive Vice President & General Counsel



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                                 EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION

99.1                            Press Release Dated July 12, 2002

99.2                            Order of United States District Court of
                                Southern District of New York